U.S. GLOBAL INVESTORS FUNDS

World Precious Minerals Fund
Global Resources Fund

Institutional Class Shares

Supplement dated May 1, 2019 to the Prospectus dated May 1, 2019

Important Notice Regarding Institutional Shares

On April 18, 2019, the Board of Trustees of U.S. Global Investors Funds (the “Trust”) approved a Plan of Share Class Termination (the “Plan”), pursuant to which each Fund’s Institutional Shares will be liquidated and terminated. U.S. Global Investors, Inc., the Funds’ investment adviser (the “Adviser”), recommended the approval of the Plan to the Board based on factors and events adversely affecting the ability of the Adviser to conduct the business and operations of the Institutional Shares in an economically viable manner. Based on the Adviser’s recommendation, the Board concluded that it is in the best interests of the shareholders of each Fund’s Institutional Shares (“Shareholders”) to liquidate and terminate the Institutional Shares.
Effective immediately, the Institutional Shares of the Funds are closed to all new investment. The Funds’ Institutional Shares will be liquidated on or about June 14, 2019 (the “Liquidation Date”). Shareholders may redeem their Institutional Shares until the Liquidation Date. In addition, Shareholders may convert their Institutional Shares into Investor Shares of the same Fund until the Liquidation Date. On or promptly after the Liquidation Date, each Fund will make a liquidating distribution to Shareholders equal to each Shareholder’s proportionate interest in the Institutional Shares. Accordingly, as of the Liquidation Date, all references to each Fund’s Institutional Shares in the Prospectus and Statement of Additional Information are deleted in their entirety.

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For more information, please contact a Fund customer service representative toll free at (800) 873-8637.

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